UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2014
CDW CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-35985 (Commission File Number)	26-0273989 (I.R.S. Employer Identification No.)
200 N. Milwaukee Avenue Vernon Hills, Illinois (Address of principal executive offices)		60061 (Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

CDW Corporation (the “Company”) is furnishing under cover of this Current Report on Form 8-K a copy of its press release dated November 6, 2014 announcing its third quarter 2014 financial results. The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference. The Company is furnishing this information in connection with its previously announced webcast conference call to be held on November 6, 2014 at 8:30 a.m. ET / 7:30 a.m. CT to discuss these results.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

Capital Allocation Strategy

On November 6, 2014, the Company also announced the following three actions under its capital allocation strategy. A copy of the press release announcing these actions is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Quarterly Cash Dividend

The Company’s board of directors approved a 59% increase in the Company’s quarterly cash dividend. The Company’s board of directors declared a quarterly cash dividend of $0.0675 per common share, to be paid on December 10, 2014 to all shareholders of record as of the close of business on November 25, 2014.

Share Repurchase Program

The Company’s board of directors authorized a new $500 million share repurchase program effective immediately under which the Company may repurchase shares of its common stock in the open market or through privately negotiated transactions, depending on share price, market conditions and other factors. The Company intends to conduct any open market share repurchases in compliance with the safe harbor provisions of Rule 10b-18 of the Exchange Act. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of its shares, and repurchases may be commenced or suspended from time to time without prior notice.

Strategic Minority Investment in Kelway

The Company announced its entry into a definitive agreement to acquire a 35% equity interest in UK-based IT solutions provider, Kelway. The investment will be accounted for as an equity method investment and is expected to be accretive beginning in the first year. Terms of the transaction were not disclosed.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated November 6, 2014, announcing third quarter 2014 financial results.
99.2	Press release dated November 6, 2014, announcing declaration of dividend, share repurchase program and strategic minority investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	November 6, 2014	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer